BlackRock ETF Trust

BlackRock U.S. Equity Factor Rotation ETF

(the “Fund”)

Supplement dated November 16, 2020

to the Summary Prospectus of the Fund dated August 14, 2020

and the Prospectus of the Fund dated November 27, 2019 (as revised August 14, 2020)

Effective December 1, 2020, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

The section of the Summary Prospectus and the Prospectus entitled “Management — Portfolio Managers” are deleted in its entirety and replaced with the following:

Portfolio Managers. Phil Hodges and He Ren (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Hodges has been a Portfolio Manager of the Fund since March 2019, and Mr. Ren has been a Portfolio Manager of the Fund since December 2020.

The section of the Prospectus entitled “Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Phil Hodges and He Ren are jointly and primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Phil Hodges has been with BlackRock since 2007, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Mr. Hodges has been employed by BFA or its affiliates as a portfolio manager since 2015 and has been a Portfolio Manager of the Fund since March 2019.

He Ren has been with BlackRock since 2015 and has been a Portfolio Manager of the Fund since December 2020.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.